TRANSACTION STATEMENT PURSUANT TO SECTION 13(e)
                      OF THE 1934 ACT AND RULE 13e-3 THEREUNDER

                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                           RULE 13e-3 TRANSACTION STATEMENT

          (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)

                                  [Amendment No. 1 ]

                            TransCor Waste Services, Inc.
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                                   (Name of Issuer)

                            TransCor Waste Services, Inc.
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                         (Name of Person(s) Filing Statement)

                             Common Stock $.001 par value
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                            (Title of Class of Securities)

                                      893629105
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                        (CUSIP Number of Class of Securities)

                 Francis M. Williams, TransCor Waste Services, Inc.,
                         1502 Second Ave. E., Tampa, FL 33605
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         (Name, Address and Telephone Number of Person Authorized to Receive
          Notices and Communications on behalf of Person(s) Filing Statement)

      This statement is filed in connection with (check the appropriate box):

           a. [ ]    The  filing of  solicitation materials  or an  information statement subject  to Regulation  14A,  Regulation 14C  or
                     Rule 13e-3(c) under the Securities Exchange Act of 1934.
           b. [ ]    The  filing   of  a   registration  statement  under   the
                     Securities Act of 1933.
           c. [ ]    A tender offer.
           d. [X]    None of the above.

           Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [ ]


                              Calculation of Filing Fee
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      Transaction    250,000 shares      Amount of filing fee$125.00
      valuation*     @ $2.50 per share x .01 divided by 50
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      *   Set forth the amount on which the  filing fee is calculated and state how it was determined.


         [ ] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      Amount Previously Paid:    $125.00
      Form or Registration No.:  Rule 13e-3 Transaction Statement
      Filing Party:              TransCor Waste Services, Inc.
      Date Filed:                July 17, 1998

           Instruction.    Eight  copies   of  this  statement,  including  all
      exhibits, should be filed with the Commission.

                    Amendment to Rule 13e-3 Transaction Statement

               TransCor Waste Services, Inc., a Florida corporation maintaining its principal executive office at 1502 Second Avenue East, Tampa, Florida 33605 (the "Company") has determined that Rule 13e-3, promulgated under Section 13(e) of the Securities Exchange Act of 1934, as amended, no longer applies to transactions contemplated by the Company. As such, the Company is hereby making its final amendment to the Rule 13e-3 Transaction Statement which the Company filed with the Securities and Exchange Commission (the "SEC") on July 17, 1998 (the "July Transaction Statement").

               The July Transaction Statement has not been reviewed by the SEC and may not contain all of the information required pursuant to Rule 13e-3. The Company will not proceed under Rule 13e-3 and will make no further disclosures pursuant to Rule 13e-3. Accordingly, no person should rely on the July Transaction Statement as it may contain information that is no longer accurate or that is incomplete.

               After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


          Date:     August 26, 1998          TRANSCOR WASTE SERVICES, INC.


                                             By:/s/Joseph M. Williams
                                                --------------------------
                                                Joseph M. William,
                                                President